                          TRADEMARK SECURITY AGREEMENT

         This TRADEMARK SECURITY AGREEMENT is made this ___ day of March, 2002, between FLEET NATIONAL BANK, a national banking association organized under the laws of the United States, having an office at 1185 Avenue of the Americas, New York, NY 10017, as collateral agent for itself and Lenders (as hereinafter defined) (together with its successors in such capacity, "Agent'), and NATIONAL SYNDICATIONS, INC., a Delaware corporation having its principal place of business at 461 Fifth Avenue, 19th Floor, New York, NY 10017 (the "Company").

                                    RECITALS:

         The Company and one or more of its affiliates ("Borrowers") desire to obtain loans and other financial accommodations from certain financial institutions ("Lenders") as are parties from time to time to that certain Credit Agreement dated the date hereof by and among Borrowers, Agent and Lenders (hereinafter referred to, together with all amendments thereto, as the "Credit Agreement");

         Lenders are willing to make loans and other financial accommodations to Borrowers from time to time, pursuant to the terms of the Credit Agreement, provided the Company executes this Agreement.

         NOW, THEREFORE, for Ten Dollars ($10.00) and other valuable consideration, and in consideration of the premises, the Company hereby agrees with Agent as follows:

         1. Capitalized terms used herein (including those used in the Recitals hereto), unless otherwise defined, shall have the meanings ascribed to them in the Credit Agreement.

         2. To secure the prompt payment and performance of the Obligations, the Company hereby pledges, assigns and grants to Agent, for its benefit and the pro rata benefit of Lenders, a continuing security interest in and lien upon all of the following property of the Company, whether now owned or existing or hereafter created or acquired (the "Trademark Collateral"):

                  (a) all trademarks, trademark registrations, tradenames and trademark applications, including, without limitation, the trademarks and applications listed on Exhibit A attached hereto and made a party hereof (as the same may be amended from time to time, and (i) all renewals thereof, (ii) all income, royalties, damages and payments now or hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trademark registrations, tradenames and applications, together with the items described in clauses (i)-(iv), are hereinafter collectively referred to as the "Trademarks");

                  (b) the goodwill of the Company's business connected with and symbolized by the Trademarks; and

                  (c)      all proceeds of the foregoing.

         3.       The Company represents and warrants to Agent and Lenders that:

                  (a) Each of the Trademarks is subsisting and has not been adjudged invalid or unenforceable;

                  (b) Upon filing of this Agreement in the United States Patent and Trademark Office, and the filing of UCC-1 financing statements against the Company in its state of incorporation listing "general intangibles" among the collateral covered by such financing statement, this Agreement will create a legal and valid perfected lien upon and security interest in the Trademark Collateral (other than foreign trademarks), enforceable against Company and all third Persons in accordance with its terms;

                  (c) To the best of the Company's knowledge, no claim has been made that the use of any of the Trademarks does or may violate the rights of any third Person;

                  (d) The Company has the unqualified right to enter into this Agreement and perform its terms;

                  (e) To the best of the Company's knowledge, each of the Trademarks is valid and enforceable; and

                  (f) The Company is the sole and exclusive owner of the entire right, title and interest in and to all of the Collateral, free and clear of any liens, charges and encumbrances (other than Permitted Liens), including, without limitation, pledges, assignments, licenses, registered user agreements and covenants by the Company not to sue third Persons (other than licenses permitted under Section 8.07(b) of the Credit Agreement).

         4.       The Company covenants and agrees with Agent and Lenders that:

                  (a) The Company will maintain the quality of the products and/or services associated with the Trademarks, at a level consistent with the quality at the time of this Agreement, and will, upon Agent's request, provide Agent quarterly with a certificate to that effect in the form attached hereto as Exhibit B executed by an officer of the Company;

                  (b) The Company will not change the quality of the products and/or services associated with the Trademarks without Agent's prior written consent; and

                  (c) The Company has used and will continue to use for the duration of this Agreement, proper statutory notice in connection with its use of the Trademarks, including, without limitation, filing an affidavit of use with the United States Patent and Trademark Office for each Trademark as required by applicable law to maintain the registration thereof without loss of protection therefore.


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
         5. Subject to the provisions of Section 7.07 of the Credit Agreement, the Company hereby authorizes Agent, and its employees and agents (and any Lender or Lenders and their respective employees and agents), the right to visit the Company's plants and facilities which manufacture, inspect or store products sold under any of the Trademarks and to inspect the products and quality control records relating thereto. The Company shall do any and all acts required by Agent to ensure the Company's compliance with paragraph 4(c) of this Agreement.

         6. Until all of the Obligations have been satisfied in full and the Credit Agreement has been terminated, the Company shall not enter into any license agreement relating to any of the Trademarks with any Person except as permitted under Section 8.07(b) of the Credit Agreement, and shall not become a party to any agreement with any Person that is inconsistent with the Company's duties under this Agreement.

         7. If, before the Obligations have been satisfied in full, the Company shall obtain rights to any new trademarks, or become entitled to the benefit of any trademark application or trademark or any renewal of any Trademark, the provisions of paragraph 2 hereof shall automatically apply thereto, and the Company shall give to Agent prompt notice thereof in writing.

         8. The Company irrevocably authorizes and empowers Agent to modify this Agreement by amending Exhibit A to include any future trademarks and trademark applications within the definition of Trademarks under paragraph 2 or paragraph 7 hereof.

         9. At any time after an Event of Default has occurred and is continuing, Agent shall have, in addition to all other rights and remedies given it by this Agreement, all rights and remedies under Applicable law and all rights and remedies of a secured party under the UCC. Without limiting the generality of the foregoing, Agent may immediately, for its benefit and the pro rata benefit of Lenders, without demand of performance and without notice (except as described in the next sentence, if required by Applicable law), or demand whatsoever to the Company, each of which the Company hereby expressly waives, collect directly any payments due the Company in respect of the Trademark Collateral, or sell at public or private sale or otherwise realize upon all or from time to time, any of the Trademark Collateral. The Company hereby agrees that ten (10) days written notice to the Company of any public or private sale or other disposition of any of the Trademark Collateral shall be reasonable notice; provided, however, that no notice shall be required hereunder if not otherwise required by Applicable law. At any such sale or disposition, Agent may, to the extent permitted by law, purchase the whole or any part of the Trademark Collateral sold, free from any right of redemption on the party of the Company, which right the Company hereby waives and releases. After deducting from the proceeds of such sale or other disposition of the Trademark Collateral all costs and expenses incurred by Agent in enforcing its rights hereunder (including, without limitation, all attorneys' fees), Agent shall apply the remainder of such proceeds to the payment of the Obligations in such order and manner as may be authorized or required by the Credit Agreement. Any remainder of the proceeds after payment in full of the Obligations shall be paid over to the Company. If any deficiency shall arise, the Company and each guarantor of the Obligations shall remain jointly and severally liable to Agent and Lenders therefore.

         10. The Company hereby makes, constitutes and appoints Agent and any officer or agent of Agent as Agent may select, as the Company's true and lawful attorney-in-fact, with full power to do any or all of the following if an Event of Default shall occur and be continuing: to endorse the Company's name on all applications, documents, papers and instruments necessary for Agent to continue the registration of or to use the Trademarks, or to grant or issue any exclusive or nonexclusive license under the Trademarks to any other Person, or to assign, pledge, convey or otherwise transfer title in or dispose of any Trademark Collateral to any other Person. The Company hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney, being coupled with an interest, shall be irrevocable until all of the Obligations shall have been satisfied in full and the Credit Agreement shall have been terminated.

         11. At such time as all of the Obligations shall have been satisfied finally and in full and the Credit Agreement shall have been shall have been terminated, Agent shall execute and deliver to the Company, without representation, warranty or recourse and at the Company's expense, all releases or other instruments necessary to terminate Agent's security interest in the Trademark Collateral subject to any disposition thereof which may have been made by Agent pursuant to the terms of this Agreement or any of the Facility Documents.

         12. The Company shall be responsible for and pay any and all fees, costs and expenses, of whatever kind or nature (including, without limitation, reasonable attorneys' fees and legal expenses) incurred by (a) the Agent in connection with the preparation of this Agreement and any other documents relating hereto and the consummation of this transaction and (b) the Agent and the Lenders in connection with (i) the filing or recording of any documents (including, without limitation, all taxes in connection therewith) with the United States Patent and Trademark Office or in any other public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, Liens or otherwise protecting, maintaining, or preserving the Trademark Collateral and
(ii) the enforcement of the Agent's or any Lenders' rights and remedies hereunder, including defending or prosecuting any actions or proceedings arising out of or related to the Trademark Collateral (it being the intent of the Company and the Agent that the Company shall be responsible for the payment of all such sums, fees, costs and expenses, including, without limitation, all renewal fees with respect to the Trademarks) or, if paid by Agent (or any Lender as provided above) in the Agent's (or such Lender's) sole discretion, shall be reimbursed by the Company on demand by Agent (or such Lender) and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the highest per annum rate in effect from time to time under the Credit Agreement.

         13. The Company shall use all reasonable efforts to detect any infringers of the Trademarks and shall notify Agent in writing of infringements detected. The Company shall have the duty, through counsel acceptable to Agent, to prosecute diligently any trademark application for a Trademark pending as of the date of this Agreement or thereafter until the Obligations shall have been paid in full and the Credit Agreement terminated, to make federal application on registrable but unregistered Trademarks (subject to Company's reasonable discretion in the ordinary course of the Business or, after the occurrence of a Default or an Event of Default and during the continuance thereof, promptly upon Agent's request), to file and prosecute opposition and cancellation proceedings, to file and prosecute lawsuits to enforce the Trademarks and to do any and all acts which are deemed necessary or desirable by Agent to preserve and maintain all rights in the Trademarks. Any expenses incurred in connection with such applications or proceedings shall be borne by the Company. The Company shall not abandon any right to file a trademark application, or any trademark application or trademark without the consent of Agent.

         14. Notwithstanding anything to the contrary contained in paragraph 13 hereof, Agent shall have the right, but shall in no way be obligated, to bring suit instead in its own name to enforce to protect the Trademarks or any license hereunder, in either of which events the Company shall at the request of Agent do any and all lawful acts (including bringing suit) and execute any and all proper documents required by Agent to aid such enforcement, or defense, and the Company shall promptly, upon demand, reimburse and indemnify Agent for all costs and expenses incurred in the exercise of Agent's rights under this paragraph 14.

         15. If the Company fails to comply with any of its obligations hereunder, to the extent permitted by applicable law, Agent may do so in the Company's name and in Agent's name, in Agent's sole discretion, but at the Company's expense, and the Company agrees to reimburse Agent in full for all expenses, including, without limitation, reasonable attorneys' fees, incurred by Agent in prosecuting, defending or maintaining the Trademarks or Agent's interest therein pursuant to this Agreement.

         16. No course of dealing between the Company and Agent or any Lender, nor any failure to exercise, nor any delay in exercising, on the part of Agent or any Lender, any right, power or privilege hereunder or under any of the other Facility Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

         17. All of Agent's rights and remedies with respect to the Trademark Collateral, whether established hereby or by any of the other Facility Documents, or by any other agreements or by applicable law shall be cumulative and may be exercised singularly or concurrently.

         18. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

         19. This Agreement, together with the other Facility Documents, constitutes and expresses the entire understanding of the parties hereto with respect to the subject matter hereof, and supercedes all prior agreements and understandings, inducements or conditions, whether expressed or implied, oral or written. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 8 hereof.

         20. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Agent and of each Lender and upon the successors of the Company. The Company shall not assign its rights or delegate its duties hereunder without the prior written consent of Agent.

         21.      The Company hereby waives notice of Agent's acceptance hereof.

         22. All notices, requests and demands to or upon the Company or Agent shall be given in accordance with Section 12.06 of the Credit Agreement to the address set forth therein, or, if not set forth therein, to the address set forth next to the signature block of such party.

         23. EACH OF THE COMPANY AND THE AGENT HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY OVER ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER FACILITY DOCUMENT, AND EACH OF THE COMPANY AND THE AGENT HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR FEDERAL COURT. EACH OF THE COMPANY AND THE AGENT AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. EACH OF THE COMPANY AND THE AGENT FURTHER WAIVES ANY OBJECTION TO VENUE IN SUCH STATE AND ANY OBJECTION TO AN ACTION OR PROCEEDING IN THE STATE ON THE BASIS OF FORUM NON-CONVENIENS. THE COMPANY FURTHER AGREES THAT ANY ACTION OR PROCEEDING BROUGHT AGAINST THE AGENT OR ANY LENDER SHALL BE BROUGHT ONLY IN A NEW YORK STATE OR UNITED STATES FEDERAL COURT SITTING IN NEW YORK COUNTY.

         EACH OF THE COMPANY AND THE AGENT WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY.

         Nothing in this Section 23 shall affect the right of the Agent or any Lender to serve legal process in any other manner permitted by law or affect the right of the Agent or any Lender to bring any action or proceeding against the Company in the courts of any other jurisdictions.

         To the extent that the Company has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or any of its assets, including the Trademark Collateral, the Company hereby irrevocably waives such immunity in respect of its obligations under this Agreement and the other Facility Documents.

         24. THIS AGREEMENT SHALL BE GOVERNED BY, AND INTERPRETED AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

         25. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing any such counterpart.

         26. Notwithstanding anything to the contrary contained in this Agreement, the Company may abandon and shall not be required to make filings or take any other actions to maintain or preserve or enforce or protect, and shall not be liable for any costs of suits brought by Agent with respect to, any Trademark which in the reasonable business judgment of the Company is no longer useful or of any material value to the conduct of the Business.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         WITNESS, the execution hereof under seal as of the day and year first above written.

                                         NATIONAL SYNDICATIONS, INC.

                                         By: ______________________________
                                         Name: ____________________________
                                         Title: ___________________________
ATTEST:

____________________________
                , Secretary

[Corporate Seal]
                                         ACCEPTED:

                                         FLEET NATIONAL BANK, as Agent ("Agent")

                                         By:_______________________________
                                         Name: ____________________________
                                         Title: ___________________________

STATE OF NEW YORK  )
                   )
COUNTY OF NEW YORK )

         BEFORE ME, the undersigned authority, on this day personally appeared ________________________________ of NATIONAL SYNDICATIONS, INC., to me known to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE on this __ day of March, 2002.

                                                ____________________________
                                                Notary Public

STATE OF           )
                   )
COUNTY OF          )

         BEFORE ME, the undersigned authority, on this day personally appeared _________________________ of FLEET NATIONAL BANK, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated, and as the act and deed of said corporation.

         GIVEN UNDER MY HAND AND SEAL OF OFFICE on this __ day of March, 2002.

                                                ____________________________
                                                Notary Public

                                    EXHIBIT A

                                   TRADEMARKS

TRADEMARK                     JURISDICTION                  REGISTRATION NO.
---------                     ------------                  ----------------



                                    EXHIBIT B

                                   CERTIFICATE

         The undersigned officer of NATIONAL SYNDICATIONS, INC. (the "Company") DOES HEREBY CERTIFY to FLEET NATIONAL BANK ("Agent") as agent for itself and certain other financial institutions ("Lenders") as are parties from time to time to the Credit Agreement among Agent, the Company, the other borrowers noted therein and Lenders, that the quality of the products and/or services associated with the Trademarks listed on Exhibit A of the Trademark Security Agreement dated March 19, 2002 between the Company and Agent (as amended from time to time to include future trademarks and trademark applications) (the "Agreement"), has been maintained at a level consistent with the quality of such products and/or services at the time of the execution of the Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of March, 2002.

                                          NATIONAL SYNDICATIONS, INC.

                                          By:_____________________________
                                          Name: __________________________
                                          Title: _________________________





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